Exhibit 10.8

Amended and Restated Loan Agreement

This Amended and Restated Loan Agreement (hereinafter referred to as “the Contract”) was signed by the following two parties on March 29, 2019:

(1)        Cloudminds (Shenzhen) Robotics Systems Co., Ltd. (hereinafter referred to as the “Lender”), a wholly foreign-owned company established and existing under Chinese law, is located at Room 201, Building A, No.1 Qianwan 1st Road, Qianhai Shenzhen-Hong Kong Cooperation Zone, Shenzhen (settled in Shenzhen Qianhai Commerce Secretariat Co., Ltd.);

(2)        Haitao Jiang (hereinafter referred to as the “Borrower”), a Chinese citizen, whose ID card number is: ***. The Lender and the Borrower shall each be hereinafter referred to as “one party” and collectively as “both parties”.

Whereas:

1. On the date of signing this Contract, the Borrower held 44.12% equity (with the formal name of Shenzhen Zhongzhi Lingyun Technology Co., Ltd.) (Hereinafter referred to as “Borrower’s equity”) in Cloudminds (Shenzhen) Holdings Co., Ltd. (hereinafter referred to as “Borrower’s company”), and the Borrower and the Lender signed a “Loan Agreement” (hereinafter referred to as “the original Loan Agreement”) on November 20, 2015. According to the original Loan Agreement, the Lender agreed to provide the Borrower with a loan equivalent to 5 million Yuan.

2.         The Borrower and the Lender now sign this Contract to revise and restate the terms of the original Loan Agreement.

Through friendly negotiation, both parties have reached the following agreement, which is hereby to be abided by:

1          Borrowing

1.1       According to the terms and conditions of the original Loan Agreement, the Lender agrees to provide the Borrower with a loan equivalent to 500,000 Yuan (hereinafter referred to as “loan”) for capital injection of the registered capital of the Borrower’s company or other purposes agreed by the Lender. The Borrower agrees to accept the loan and has used the loan as agreed. The term of the loan is 10 years from the date of loan issuance, and may be extended with the written consent of the Lender. Both parties now agree that in the loan term or in the extended loan term, the Borrower must immediately repay the loan in advance in case of any of the following circumstances:

1.1.1    The Borrower dies, has no capacity for civil conduct or has limited capacity for civil conduct;

1.1.2    The Borrower shall no longer be a shareholder of the Borrower’s company for any reason;

1.1.3    The Borrower commits criminal acts or is involved in criminal activities;

1.1.4    The Borrower materially violates any agreement made under the Contract;

1.1.5    According to applicable Chinese laws, foreign investors can hold shares and/or wholly invest in the main businesses currently engaged in by the borrower’s company, and the relevant competent authorities in China begin to examine and approve this business, and the lender decides to exercise the exclusive right of purchase under the Amended and Restated Exclusive Purchase Option Agreement (hereinafter referred to as “Exclusive Purchase Option Agreement”) described in this Contract.

1.2       The loan of the Lender under the Contract shall only be applicable to the Borrower, not to the successor or assignee of the Borrower.

1.3       The Borrower also guarantees to sign an irrevocable power of attorney (hereinafter referred to as “power of attorney”) to authorize the Lender or the person designated by the Lender (natural person or legal person) to exercise all of its rights as a shareholder of the Borrower’s company.

1.4       The Lender and the Borrower hereby agree and confirm that the Borrower’s repayment method is to transfer all the equity held by the Borrower to the Lender or the person designated by the Lender (natural person or legal person) according to the agreement of the Exclusive Purchase Option Agreement.

1.5       Except for the circumstance that the Borrower shall repay immediately as agreed in Article 1.1 of the Contract (excluding the agreement in 1.1.5), the Lender may only require the Borrower to repay the loan according to the repayment method described in Article 1.4 of the Contract.

1.6       The Lender and the Borrower hereby agree and confirm that any income (to the extent permitted) obtained by the Borrower through the transfer of the Borrower’s equity shall be used by the Borrower to repay the loan to the Lender in accordance with the Contract and shall be paid to the Lender or the person designated by the Lender in such manner as designated by the Lender.

1.7       When the Borrower transfers its equity to the Lender or the person designated by the Lender, if the transfer price of the equity is equal to or lower than the principal of the loan under the Contract, the loan under the Contract shall be deemed as an interest-free loan. However, if the transfer price of the equity is higher than the principal of the loan under this Contract, the part higher than the principal under the premise permitted by laws and regulations shall be regarded as the interest of the loan under this Contract and shall be repaid by the Borrower to the Lender.

2          Representations and Warranties

2.1       From the signing date of the Contract to the termination of the Contract, the Lender shall make the following representations and warranties to the Borrower:

2.1.1    The Lender is a company incorporated and legally existing under the laws of China;

2.1.2    The Lender has the right to sign and perform this Contract. The signing and performance of the Contract by the Lender are in line with the provisions of the Lender’s business scope and the Articles of Association of the Lender or other organizational documents. The Lender has obtained all necessary and appropriate approval and authorization for signing and performing the Contract. And

2.1.3    This Contract, once signed, shall constitute an obligation that is valid and enforceable against the Lender.

2.2       From the signing date of the Contract to the termination of the Contract, the Lender shall make the following representations and warranties:

2.2.1    The Borrower has the right to sign and perform the Contract and has obtained all necessary and appropriate approvals and authorizations for signing and performing the Contract;

2.2.2    This Contract, once signed, shall constitute an obligation that is valid and enforceable against the Borrower. And

2.2.3    There is no dispute, lawsuit, arbitration, administrative procedure or any other legal procedure in connection with the Borrower, nor is there any potential dispute, lawsuit, arbitration, administrative procedure or any other legal procedure in connection with the Borrower.

3          Commitment of the Borrower

3.1       As a shareholder of the Borrower’s company, the Borrower irrevocably promises to urge the Borrower’s company to:

3.1.1    Strictly abide by the Exclusive Purchase Option Agreement to which the Borrower Company is a party and the provisions under the Amended and Restated Exclusive Consulting and Services Agreement (hereinafter referred to as the “Exclusive Consulting and Services Agreement”), and refrain from any acts/omissions that may affect the effectiveness and enforceability of the Exclusive Purchase Option Agreement and the Exclusive Consulting and Services Agreement;

3.1.2    At the request of the Lender (or its designated person), sign business cooperation contracts/agreements with the Lender (or its designated person) at any time and ensure the strict performance of such contracts/agreements;

3.1.3    At the request of the Lender, provide the Lender with all information on its operation and financial status;

3.1.4    Notify the Lender immediately of any litigation, arbitration or administrative procedures that may occur or may occur in relation to its assets, business and income;

3.1.5    At the request of the Lender, any person designated by the Lender shall be appointed as a director of the Borrower’s company.

3.2       The Borrower undertakes that during the validity period of the Contract, it shall:

3.2.1    Make the best efforts to enable the Borrower’s company to engage in the main business, and the specific business scope shall be subject to the business license;

3.2.2    Strictly abide by the provisions under this Contract, power of attorney, Amended and Restated Equity Pledge Agreement (hereinafter referred to as “Equity Pledge Agreement”) and the Exclusive Purchase Option Agreement to which it is a party, earnestly perform its obligations under this Contract, power of attorney, Equity Pledge Agreement and Exclusive Purchase Option Agreement, and refrain from any acts/omissions that may affect the effectiveness and enforceability of this Contract, power of attorney, Equity Pledge Agreement and Exclusive Purchase Option Agreement;

3.2.3    Except as provided for in the Equity Pledge Agreement, it shall not sell, transfer, mortgage or otherwise dispose of the legal or beneficial interests of the Borrower’s equity, or allow any other security interests to be set on it;

3.2.4    Urge the shareholders’ meeting and/or the board of directors of the Borrower’s company not to approve the sale, transfer, mortgage or other disposal of the legitimate or beneficial interests of the Borrower’s equity without the prior written consent of the Lender, or to allow any other security interests to be set thereon, except to the Lender or the person designated by the lender;

3.2.5    Urge the shareholders’ meeting and/or the board of directors of the Borrower’s company not to approve the Borrower’s company to merge or combine with anyone, or to purchase or invest in anyone without the prior written consent of the Lender;

3.2.6    Notify the Lender immediately of any lawsuit, arbitration or administrative procedure that may occur or may occur in relation to the Borrower’s equity;

3.2.7    In order to maintain its ownership of the Borrower’s equity, it shall sign all necessary or appropriate documents, take all necessary or appropriate actions and make all necessary or appropriate charges or defend all claims;

3.2.8    Without the prior written consent of the Lender, the Borrower shall not do any act and/or omission that may have any significant impact on the assets, business and responsibilities of the Borrower’s company;

3.2.9    At the request of the Lender, any person designated by the Lender shall be appointed as a director of the Borrower’s company.

3.2.10 Under the premise permitted by Chinese laws, if requested by the Lender at any time, it shall unconditionally and immediately transfer the Borrower’s equity at any time to the Lender or its designated person, and urge other shareholders of the Borrower’s company to give up their preemptive right to the equity transfer mentioned in this paragraph;

3.2.11 Under the premise permitted by Chinese laws, if requested by the Lender at any time, it shall urge other shareholders of the Borrower’s company to transfer unconditionally and immediately all the equity owned by the shareholder in the Borrower’s company to the Lender or its designated person at any time, and the Borrower hereby waives its preemptive right to the equity transfer mentioned in this paragraph;

3.2.12 If the Lender or its designated person purchases the Borrower’s equity from the Borrower in accordance with the provisions of the Exclusive Purchase Option Agreement, the Borrower shall give priority to repay the loan to the Lender with all such purchase price and pay it to the Lender or the person designated by the Lender in such manner as designated by the Lender; And

3.2.13 Without the Lender’s prior written consent, it shall not supplement, change or modify its Articles of Association in any form, increase or decrease its registered capital, or change its share capital structure in any form.

4.         Liability for Breach of Contract

4.1       If the Borrower materially violates any agreement made under this contract, the Lender has the right to terminate the Contract and requires the Borrower to pay damages. Article 4.1 of this Contract shall not prejudice any other rights of the Lender under the contract.

4.2       Unless otherwise provided by law, the Borrower has no right to terminate or dissolve the Contract under any circumstances.

4.3       If the Borrower fails to fulfill the repayment obligations within the time limit stipulated in the Contract, it shall pay overdue interest of one ten thousandth of the payable but unpaid amount on a daily basis until the date when the Borrower repays all loan principal, overdue interest and other funds.

5          Notice

5.1       All notices and other communications required or sent under this Contract shall be sent to the following address of the party by hand delivery, registered mail, postage prepaid or commercial express service or fax. Each notice shall also be delivered by e-mail. The date on which such notices are deemed to be served shall be determined as follows:

5.1.1    If the notice is delivered by hand, courier service or registered mail, postage prepaid, the effective delivery date shall be the date of receipt or rejection at the address set as the notice.

5.1.2    If the notice is sent by fax, the date of successful delivery shall be the effective delivery date (evidenced by the automatically generated transmission confirmation information).

5.2       For the purpose of notification, the addresses of the parties are as follows:

Lender: Cloudminds (Shenzhen) Robotics Systems Co., Ltd.

Address:

Recipient:

Telephone:

Fax:

Borrower: Haitao Jiang

Address:

Telephone:

Email:

5.3       Either party may at any time give notice to the other party to change its address for receiving the notice according to the provisions of this article.

6.         Responsibility for Confidentiality

Both parties acknowledge and confirm that any oral or written information exchanged by each other in connection with this contract is confidential. Both parties shall keep all such information confidential and shall not disclose any relevant information to any third party without the written consent of the other party, except for the following information: (i) the public knows or will know such information (provided that it is not disclosed to the public without authorization by the party receiving the confidential information); (ii) information required to be disclosed by applicable laws or rules or regulations of any stock exchange; Or (iii) the information required to be disclosed by either party to its shareholders, directors, employees, legal or financial advisors regarding the transactions specified under this Contract, but such shareholders, directors, employees, legal or financial advisors shall also abide by confidentiality obligations similar to these terms. Any disclosure by either party’s shareholder, director, employee or employing organization shall be deemed as the party’s disclosure and shall be liable for breach of contract in accordance with this contract.

7          Applicable Law and Dispute Resolution

7.1       The formation, validity, interpretation, performance, modification and termination of this contract and the settlement of disputes shall be governed by Chinese laws.

7.2       In case of any dispute arising from the interpretation and performance of the Contract, both parties to the Contract shall first negotiate with each other amicably. If the dispute cannot be settled within 30 days after one party sends a written notice to the other party requesting a negotiated settlement, either party may submit the dispute to the China International Economic and Trade Arbitration Commission for arbitration in accordance with its arbitration rules in effect at that time. The arbitration shall be carried out in Beijing. The arbitration award is final and binding on both parties.

7.3       In the event of any dispute arising from the interpretation and performance of the Contract or any dispute being arbitrated, both parties to the Contract shall continue to exercise their other rights and perform their other obligations under the Contract except for the matters in dispute.

8          Miscellaneous

8.1       The Contract shall come into effect as of the date of signing by both parties. The original Loan Agreement shall be automatically terminated when the Contract comes into effect, and the Contract shall expire as of the date when both parties fulfill their respective obligations under the Contract.

8.2       The Contract is made in Chinese in duplicate, the Lender and the Borrower each hold one copy, with the same effect.

8.3       Both parties to this Contract may amend and supplement this Contract through written agreement. The amendment agreement and/or supplementary agreement of both parties to this Contract are an integral part of this Contract and shall have the same legal effect as this Contract.

8.4       If any one or more provisions of this Contract are ruled invalid, illegal or unenforceable in any respect in accordance with any laws or regulations, the validity, legality or enforceability of the remaining provisions of this Contract shall not be affected or damaged in any respect. Both parties shall negotiate in good faith to replace those invalid, illegal or unenforceable provisions with legal permission and the maximum effective provisions expected by both parties. The economic effects of these effective provisions should be as similar as possible to those of those invalid, illegal or unenforceable provisions.

8.5       Annexes (if any) to this Contract are an integral part of this Contract and shall have the same legal effect as this Contract.

8.6       Any obligation arising from or due to this Contract before the expiration or early termination of this Contract shall remain in force after the expiration or early termination of this Contract. The provisions of Articles 4, 6, 7 and 8.6 of this Contract shall continue to be valid after the termination of this Contract.

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In witness whereof, both parties have enabled their authorized representatives to sign this Amended and restated Loan Agreement on the date stated in the first paragraph of this document, which shall take effect immediately.

Lender:

/s/ Cloudminds (Shenzhen) Robotics Systems Co., Ltd.(Seal)

By:	/s/ William Xiao-Qing Huang

Name: William Xiao-Qing Huang

Position: Legal Representative

Borrower:

By:	/s/ Haitao Jiang

Name: Haitao Jiang

Signature page of the Amended and Restated Loan Agreement

Amended and Restated Loan Agreement

This Amended and Restated Loan Agreement (hereinafter referred to as “the Contract”) was signed by the following two parties on March 29, 2019:

(1)        Cloudminds (Shenzhen) Robotics Systems Co., Ltd. (hereinafter referred to as the “Lender”), a wholly foreign-owned company established and existing under Chinese law, is located at Room 201, Building A, No.1 Qianwan 1st Road, Qianhai Shenzhen-Hong Kong Cooperation Zone, Shenzhen (settled in Shenzhen Qianhai Commerce Secretariat Co., Ltd.);

(2)        Bing Wang (hereinafter referred to as the “Borrower”), a Chinese citizen, whose ID card number is: ***. The Lender and the Borrower shall each be hereinafter referred to as “one party” and collectively as “both parties”.

Whereas:

1.         On the date of signing this Contract, the Borrower held 8.82% equity (with the formal name of Shenzhen Zhongzhi Lingyun Technology Co., Ltd.)(hereinafter referred to as “Borrower’s equity”) in Cloudminds (Shenzhen) Holdings Co., Ltd. (hereinafter referred to as “Borrower’s company”), and the Borrower and the Lender signed a “Loan Agreement” (hereinafter referred to as “the original Loan Agreement”) on November 20, 2015. According to the original Loan Agreement, the Lender agreed to provide the Borrower with a loan equivalent to 2.5 million Yuan.

2.         The Borrower and the Lender now sign this Contract to revise and restate the terms of the original Loan Agreement.

Through friendly negotiation, both parties have reached the following agreement, which is hereby to be abided by:

1          Borrowing

1.1       According to the terms and conditions of the original Loan Agreement, the Lender agrees to provide the Borrower with a loan equivalent to 2,500,000 Yuan (hereinafter referred to as “loan”) for capital injection of the registered capital of the Borrower’s company or other purposes agreed by the Lender. The Borrower agrees to accept the loan and has used the loan as agreed. The term of the loan is 10 years from the date of loan issuance, and may be extended with the written consent of the Lender. Both parties now agree that in the loan term or in the extended loan term, the Borrower must immediately repay the loan in advance in case of any of the following circumstances:

1.1.1    The Borrower dies, has no capacity for civil conduct or has limited capacity for civil conduct;

1.1.2    The Borrower shall no longer be a shareholder of the Borrower’s company for any reason;

1.1.3    The Borrower commits criminal acts or is involved in criminal activities;

1.1.4    The Borrower materially violates any agreement made under the Contract;

1.1.5    According to applicable Chinese laws, foreign investors can hold shares and/or wholly invest in the main businesses currently engaged in by the borrower’s company, and the relevant competent authorities in China begin to examine and approve this business, and the lender decides to exercise the exclusive right of purchase under the Amended and Restated Exclusive Purchase Option Agreement (hereinafter referred to as “Exclusive Purchase Option Agreement”) described in this Contract.

1.2       The loan of the Lender under the Contract shall only be applicable to the Borrower, not to the successor or assignee of the Borrower.

1.3       The Borrower also guarantees to sign an irrevocable power of attorney (hereinafter referred to as “power of attorney”) to authorize the Lender or the person designated by the Lender (natural person or legal person) to exercise all of its rights as a shareholder of the Borrower’s company.

1.4       The Lender and the Borrower hereby agree and confirm that the Borrower’s repayment method is to transfer all the equity held by the Borrower to the Lender or the person designated by the Lender (natural person or legal person) according to the agreement of the Exclusive Purchase Option Agreement.

1.5       Except for the circumstance that the Borrower shall repay immediately as agreed in Article 1.1 of the Contract (excluding the agreement in 1.1.5), the Lender may only require the Borrower to repay the loan according to the repayment method described in Article 1.4 of the Contract.

1.6       The Lender and the Borrower hereby agree and confirm that any income (to the extent permitted) obtained by the Borrower through the transfer of the Borrower’s equity shall be used by the Borrower to repay the loan to the Lender in accordance with the Contract and shall be paid to the Lender or the person designated by the Lender in such manner as designated by the Lender.

1.7       When the Borrower transfers its equity to the Lender or the person designated by the Lender, if the transfer price of the equity is equal to or lower than the principal of the loan under the Contract, the loan under the Contract shall be deemed as an interest-free loan. However, if the transfer price of the equity is higher than the principal of the loan under this Contract, the part higher than the principal under the premise permitted by laws and regulations shall be regarded as the interest of the loan under this Contract and shall be repaid by the Borrower to the Lender.

2          Representations and Warranties

2.1       From the signing date of the Contract to the termination of the Contract, the Lender shall make the following representations and warranties to the Borrower:

2.1.1    The Lender is a company incorporated and legally existing under the laws of China;

2.1.2    The Lender has the right to sign and perform this Contract. The signing and performance of the Contract by the Lender are in line with the provisions of the Lender’s business scope and the Articles of Association of the Lender or other organizational documents. The Lender has obtained all necessary and appropriate approval and authorization for signing and performing the Contract. And

2.1.3    This Contract, once signed, shall constitute an obligation that is valid and enforceable against the Lender.

2.2       From the signing date of the Contract to the termination of the Contract, the Lender shall make the following representations and warranties:

2.2.1    The Borrower has the right to sign and perform the Contract and has obtained all necessary and appropriate approvals and authorizations for signing and performing the Contract;

2.2.2    This Contract, once signed, shall constitute an obligation that is valid and enforceable against the Borrower. And

2.2.3    There is no dispute, lawsuit, arbitration, administrative procedure or any other legal procedure in connection with the Borrower, nor is there any potential dispute, lawsuit, arbitration, administrative procedure or any other legal procedure in connection with the Borrower.

3          Commitment of the Borrower

3.1       As a shareholder of the Borrower’s company, the Borrower irrevocably promises to urge the Borrower’s company to:

3.1.1    Strictly abide by the Exclusive Purchase Option Agreement to which the Borrower Company is a party and the provisions under the Amended and Restated Exclusive Consulting and Services Agreement (hereinafter referred to as the “Exclusive Consulting and Services Agreement”), and refrain from any acts/omissions that may affect the effectiveness and enforceability of the Exclusive Purchase Option Agreement and the Exclusive Consulting and Services Agreement;

3.1.2    At the request of the Lender (or its designated person), sign business cooperation contracts/agreements with the Lender (or its designated person) at any time and ensure the strict performance of such contracts/agreements;

3.1.3    At the request of the Lender, provide the Lender with all information on its operation and financial status;

3.1.4    Notify the Lender immediately of any litigation, arbitration or administrative procedures that may occur or may occur in relation to its assets, business and income;

3.1.5    At the request of the Lender, any person designated by the Lender shall be appointed as a director of the Borrower’s company.

3.2       The Borrower undertakes that during the validity period of the Contract, it shall:

3.2.1    Make the best efforts to enable the Borrower’s company to engage in the main business, and the specific business scope shall be subject to the business license;

3.2.2    Strictly abide by the provisions under this Contract, power of attorney, Amended and Restated Equity Pledge Agreement (hereinafter referred to as “Equity Pledge Agreement”) and the Exclusive Purchase Option Agreement to which it is a party, earnestly perform its obligations under this Contract, power of attorney, Equity Pledge Agreement and Exclusive Purchase Option Agreement, and refrain from any acts/omissions that may affect the effectiveness and enforceability of this Contract, power of attorney, Equity Pledge Agreement and Exclusive Purchase Option Agreement;

3.2.3    Except as provided for in the Equity Pledge Agreement, it shall not sell, transfer, mortgage or otherwise dispose of the legal or beneficial interests of the Borrower’s equity, or allow any other security interests to be set on it;

3.2.4    Urge the shareholders’ meeting and/or the board of directors of the Borrower’s company not to approve the sale, transfer, mortgage or other disposal of the legitimate or beneficial interests of the Borrower’s equity without the prior written consent of the Lender, or to allow any other security interests to be set thereon, except to the Lender or the person designated by the lender;

3.2.5    Urge the shareholders’ meeting and/or the board of directors of the Borrower’s company not to approve the Borrower’s company to merge or combine with anyone, or to purchase or invest in anyone without the prior written consent of the Lender;

3.2.6    Notify the Lender immediately of any lawsuit, arbitration or administrative procedure that may occur or may occur in relation to the Borrower’s equity;

3.2.7    In order to maintain its ownership of the Borrower’s equity, it shall sign all necessary or appropriate documents, take all necessary or appropriate actions and make all necessary or appropriate charges or defend all claims;

3.2.8    Without the prior written consent of the Lender, the Borrower shall not do any act and/or omission that may have any significant impact on the assets, business and responsibilities of the Borrower’s company;

3.2.9    At the request of the Lender, any person designated by the Lender shall be appointed as a director of the Borrower’s company.

3.2.10 Under the premise permitted by Chinese laws, if requested by the Lender at any time, it shall unconditionally and immediately transfer the Borrower’s equity at any time to the Lender or its designated person, and urge other shareholders of the Borrower’s company to give up their preemptive right to the equity transfer mentioned in this paragraph;

3.2.11 Under the premise permitted by Chinese laws, if requested by the Lender at any time, it shall urge other shareholders of the Borrower’s company to transfer unconditionally and immediately all the equity owned by the shareholder in the Borrower’s company to the Lender or its designated person at any time, and the Borrower hereby waives its preemptive right to the equity transfer mentioned in this paragraph;

3.2.12 If the Lender or its designated person purchases the Borrower’s equity from the Borrower in accordance with the provisions of the Exclusive Purchase Option Agreement, the Borrower shall give priority to repay the loan to the Lender with all such purchase price and pay it to the Lender or the person designated by the Lender in such manner as designated by the Lender; And

3.2.13 Without the Lender’s prior written consent, it shall not supplement, change or modify its Articles of Association in any form, increase or decrease its registered capital, or change its share capital structure in any form.

4.         Liability for Breach of Contract

4.1       If the Borrower materially violates any agreement made under this contract, the Lender has the right to terminate the Contract and requires the Borrower to pay damages. Article 4.1 of this Contract shall not prejudice any other rights of the Lender under the contract.

4.2       Unless otherwise provided by law, the Borrower has no right to terminate or dissolve the Contract under any circumstances.

4.3       If the Borrower fails to fulfill the repayment obligations within the time limit stipulated in the Contract, it shall pay overdue interest of one ten thousandth of the payable but unpaid amount on a daily basis until the date when the Borrower repays all loan principal, overdue interest and other funds.

5          Notice

5.1       All notices and other communications required or sent under this Contract shall be sent to the following address of the party by hand delivery, registered mail, postage prepaid or commercial express service or fax. Each notice shall also be delivered by e-mail. The date on which such notices are deemed to be served shall be determined as follows:

5.1.1    If the notice is delivered by hand, courier service or registered mail, postage prepaid, the effective delivery date shall be the date of receipt or rejection at the address set as the notice.

5.1.2    If the notice is sent by fax, the date of successful delivery shall be the effective delivery date (evidenced by the automatically generated transmission confirmation information).

5.2       For the purpose of notification, the addresses of the parties are as follows:

Lender: Cloudminds (Shenzhen) Robotics Systems Co., Ltd.

Address:

Recipient:

Telephone:

Fax:

Borrower: Bing Wang

Address:

Telephone:

Email:

5.3       Either party may at any time give notice to the other party to change its address for receiving the notice according to the provisions of this article.

6          Responsibility for Confidentiality

Both parties acknowledge and confirm that any oral or written information exchanged by each other in connection with this contract is confidential. Both parties shall keep all such information confidential and shall not disclose any relevant information to any third party without the written consent of the other party, except for the following information: (i) the public knows or will know such information (provided that it is not disclosed to the public without authorization by the party receiving the confidential information); (ii) information required to be disclosed by applicable laws or rules or regulations of any stock exchange; Or (iii) the information required to be disclosed by either party to its shareholders, directors, employees, legal or financial advisors regarding the transactions specified under this Contract, but such shareholders, directors, employees, legal or financial advisors shall also abide by confidentiality obligations similar to these terms. Any disclosure by either party’s shareholder, director, employee or employing organization shall be deemed as the party’s disclosure and shall be liable for breach of contract in accordance with this contract.

7          Applicable Law and Dispute Resolution

7.1       The formation, validity, interpretation, performance, modification and termination of this contract and the settlement of disputes shall be governed by Chinese laws.

7.2       In case of any dispute arising from the interpretation and performance of the Contract, both parties to the Contract shall first negotiate with each other amicably. If the dispute cannot be settled within 30 days after one party sends a written notice to the other party requesting a negotiated settlement, either party may submit the dispute to the China International Economic and Trade Arbitration Commission for arbitration in accordance with its arbitration rules in effect at that time. The arbitration shall be carried out in Beijing. The arbitration award is final and binding on both parties.

7.3       In the event of any dispute arising from the interpretation and performance of the Contract or any dispute being arbitrated, both parties to the Contract shall continue to exercise their other rights and perform their other obligations under the Contract except for the matters in dispute.

8          Miscellaneous

8.1       The Contract shall come into effect as of the date of signing by both parties. The original Loan Agreement shall be automatically terminated when the Contract comes into effect, and the Contract shall expire as of the date when both parties fulfill their respective obligations under the Contract.

8.2       The Contract is made in Chinese in duplicate, the Lender and the Borrower each hold one copy, with the same effect.

8.3       Both parties to this Contract may amend and supplement this Contract through written agreement. The amendment agreement and/or supplementary agreement of both parties to this Contract are an integral part of this Contract and shall have the same legal effect as this Contract.

8.4       If any one or more provisions of this Contract are ruled invalid, illegal or unenforceable in any respect in accordance with any laws or regulations, the validity, legality or enforceability of the remaining provisions of this Contract shall not be affected or damaged in any respect. Both parties shall negotiate in good faith to replace those invalid, illegal or unenforceable provisions with legal permission and the maximum effective provisions expected by both parties. The economic effects of these effective provisions should be as similar as possible to those of those invalid, illegal or unenforceable provisions.

8.5       Annexes (if any) to this Contract are an integral part of this Contract and shall have the same legal effect as this Contract.

8.6       Any obligation arising from or due to this Contract before the expiration or early termination of this Contract shall remain in force after the expiration or early termination of this Contract. The provisions of Articles 4, 6, 7 and 8.6 of this Contract shall continue to be valid after the termination of this Contract.

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In witness whereof, both parties have enabled their authorized representatives to sign this Amended and restated Loan Agreement on the date stated in the first paragraph of this document, which shall take effect immediately.

Lender:

/s/ Cloudminds (Shenzhen) Robotics Systems Co., Ltd.(Seal)

By:	/s/ William Xiao-Qing Huang

Name: William Xiao-Qing Huang

Position: Legal Representative

Borrower:

By:	/s/ Bing Wang

Name: Bing Wang

14

Amended and Restated Loan Agreement

This Amended and restated Loan Agreement (hereinafter referred to as “the Contract”) was signed by the following two parties on March 29, 2019:

(1)        Cloudminds (Shenzhen) Robotics Systems Co., Ltd. (hereinafter referred to as the “Lender”), a wholly foreign-owned company established and existing under Chinese law, is located at Room 201, Building A, No.1 Qianwan 1st Road, Qianhai Shenzhen-Hong Kong Cooperation Zone, Shenzhen (settled in Shenzhen Qianhai Commerce Secretariat Co., Ltd.);

(2)        Guanghua Yang (hereinafter referred to as the “Borrower”), a Chinese citizen, whose ID card number is: ***. The Lender and the Borrower shall each be hereinafter referred to as “one party” and collectively as “both parties”.

Whereas:

1. On the date of signing this Contract, the Borrower held 22.06% equity (with the formal name of Shenzhen Zhongzhi Lingyun Technology Co., Ltd.) (Hereinafter referred to as “Borrower’s equity”) in Cloudminds (Shenzhen) Holdings Co., Ltd. (hereinafter referred to as “Borrower’s company”), and the Borrower and the Lender signed a “Loan Agreement” (hereinafter referred to as “the original Loan Agreement”) on November 20, 2015. According to the original Loan Agreement, the Lender agreed to provide the Borrower with a loan equivalent to 2.5 million Yuan.

2          The Borrower and the Lender now sign this Contract to revise and restate the terms of the original Loan Agreement. Through friendly negotiation, both parties have reached the following agreement, which is hereby to be abided by:

1          Borrowing

1.1 According to the terms and conditions of the original Loan Agreement, the Lender agrees to provide the Borrower with a loan equivalent to 2,500,000 yuan (hereinafter referred to as “loan”) for capital injection of the registered capital of the Borrower’s company or other purposes agreed by the Lender. The Borrower agrees to accept the loan and has used the loan as agreed. The term of the loan is 10 years from the date of loan issuance, and may be extended with the written consent of the Lender. Both parties now agree that in the loan term or in the extended loan term, the Borrower must immediately repay the loan in advance in case of any of the following circumstances:

1.1.1    The Borrower dies, has no capacity for civil conduct or has limited capacity for civil conduct;

1.1.2    The Borrower shall no longer be a shareholder of the Borrower’s company for any reason;

1.1.3    The Borrower commits criminal acts or is involved in criminal activities;

1.1.4    The Borrower materially violates any agreement made under the Contract;

1.1.5    According to applicable Chinese laws, foreign investors can hold shares and/or wholly invest in the main businesses currently engaged in by the borrower’s company, and the relevant competent authorities in China begin to examine and approve this business, and the lender decides to exercise the exclusive right of purchase under the Amended and Restated Exclusive Purchase Option Agreement (hereinafter referred to as “Exclusive Purchase Option Agreement”) described in this Contract.

1.2       The loan of the Lender under the Contract shall only be applicable to the Borrower, not to the successor or assignee of the Borrower.

1.3       The Borrower also guarantees to sign an irrevocable power of attorney (hereinafter referred to as “power of attorney”) to authorize the Lender or the person designated by the Lender (natural person or legal person) to exercise all of its rights as a shareholder of the Borrower’s company.

1.4       The Lender and the Borrower hereby agree and confirm that the Borrower’s repayment method is to transfer all the equity held by the Borrower to the Lender or the person designated by the Lender (natural person or legal person) according to the agreement of the Exclusive Purchase Option Agreement.

1.5       Except for the circumstance that the Borrower shall repay immediately as agreed in Article 1.1 of the Contract (excluding the agreement in 1.1.5), the Lender may only require the Borrower to repay the loan according to the repayment method described in Article 1.4 of the Contract.

1.6       The Lender and the Borrower hereby agree and confirm that any income (to the extent permitted) obtained by the Borrower through the transfer of the Borrower’s equity shall be used by the Borrower to repay the loan to the Lender in accordance with the Contract and shall be paid to the Lender or the person designated by the Lender in such manner as designated by the Lender.

1.7       When the Borrower transfers its equity to the Lender or the person designated by the Lender, if the transfer price of the equity is equal to or lower than the principal of the loan under the Contract, the loan under the Contract shall be deemed as an interest-free loan. However, if the transfer price of the equity is higher than the principal of the loan under this Contract, the part higher than the principal under the premise permitted by laws and regulations shall be regarded as the interest of the loan under this Contract and shall be repaid by the Borrower to the Lender.

2          Representations and Warranties

2.1       From the signing date of the Contract to the termination of the Contract, the Lender shall make the following representations and warranties to the Borrower:

2.1.1    The Lender is a company incorporated and legally existing under the laws of China;

2.1.2    The Lender has the right to sign and perform this Contract. The signing and performance of the Contract by the Lender are in line with the provisions of the Lender’s business scope and the Articles of Association of the Lender or other organizational documents. The Lender has obtained all necessary and appropriate approval and authorization for signing and performing the Contract. And

2.1.3    This Contract, once signed, shall constitute an obligation that is valid and enforceable against the Lender.

2.2       From the signing date of the Contract to the termination of the Contract, the Lender shall make the following representations and warranties:

2.2.1    The Borrower has the right to sign and perform the Contract and has obtained all necessary and appropriate approvals and authorizations for signing and performing the Contract;

2.2.2    This Contract, once signed, shall constitute an obligation that is valid and enforceable against the Borrower. And

2.2.3    There is no dispute, lawsuit, arbitration, administrative procedure or any other legal procedure in connection with the Borrower, nor is there any potential dispute, lawsuit, arbitration, administrative procedure or any other legal procedure in connection with the Borrower.

3          Commitment of the Borrower

3.1       As a shareholder of the Borrower’s company, the Borrower irrevocably promises to urge the Borrower’s company to:

3.1.1    Strictly abide by the Exclusive Purchase Option Agreement to which the Borrower Company is a party and the provisions under the Amended and Restated Exclusive Consulting and Services Agreement (hereinafter referred to as the “Exclusive Consulting and Services Agreement”), and refrain from any acts/omissions that may affect the effectiveness and enforceability of the Exclusive Purchase Option Agreement and the Exclusive Consulting and Services Agreement;

3.1.2    At the request of the Lender (or its designated person), sign business cooperation contracts/agreements with the Lender (or its designated person) at any time and ensure the strict performance of such contracts/agreements;

3.1.3    At the request of the Lender, provide the Lender with all information on its operation and financial status;

3.1.4    Notify the Lender immediately of any litigation, arbitration or administrative procedures that may occur or may occur in relation to its assets, business and income;

3.1.5    At the request of the Lender, any person designated by the Lender shall be appointed as a director of the Borrower’s company.

3.2       The Borrower undertakes that during the validity period of the Contract, it shall:

3.2.1    Make the best efforts to enable the Borrower’s company to engage in the main business, and the specific business scope shall be subject to the business license;

3.2.2    Strictly abide by the provisions under this Contract, power of attorney, Amended and Restated Equity Pledge Agreement (hereinafter referred to as “Equity Pledge Agreement”) and the Exclusive Purchase Option Agreement to which it is a party, earnestly perform its obligations under this Contract, power of attorney, Equity Pledge Agreement and Exclusive Purchase Option Agreement, and refrain from any acts/omissions that may affect the effectiveness and enforceability of this Contract, power of attorney, Equity Pledge Agreement and Exclusive Purchase Option Agreement;

3.2.3    Except as provided for in the Equity Pledge Agreement, it shall not sell, transfer, mortgage or otherwise dispose of the legal or beneficial interests of the Borrower’s equity, or allow any other security interests to be set on it;

3.2.4    Urge the shareholders’ meeting and/or the board of directors of the Borrower’s company not to approve the sale, transfer, mortgage or other disposal of the legitimate or beneficial interests of the Borrower’s equity without the prior written consent of the Lender, or to allow any other security interests to be set thereon, except to the Lender or the person designated by the lender;

3.2.5    Urge the shareholders’ meeting and/or the board of directors of the Borrower’s company not to approve the Borrower’s company to merge or combine with anyone, or to purchase or invest in anyone without the prior written consent of the Lender;

3.2.6    Notify the Lender immediately of any lawsuit, arbitration or administrative procedure that may occur or may occur in relation to the Borrower’s equity;

3.2.7    In order to maintain its ownership of the Borrower’s equity, it shall sign all necessary or appropriate documents, take all necessary or appropriate actions and make all necessary or appropriate charges or defend all claims;

3.2.8    Without the prior written consent of the Lender, the Borrower shall not do any act and/or omission that may have any significant impact on the assets, business and responsibilities of the Borrower’s company;

3.2.9    At the request of the Lender, any person designated by the Lender shall be appointed as a director of the Borrower’s company.

3.2.10 Under the premise permitted by Chinese laws, if requested by the Lender at any time, it shall unconditionally and immediately transfer the Borrower’s equity at any time to the Lender or its designated person, and urge other shareholders of the Borrower’s company to give up their preemptive right to the equity transfer mentioned in this paragraph;

3.2.11 Under the premise permitted by Chinese laws, if requested by the Lender at any time, it shall urge other shareholders of the Borrower’s company to transfer unconditionally and immediately all the equity owned by the shareholder in the Borrower’s company to the Lender or its designated person at any time, and the Borrower hereby waives its preemptive right to the equity transfer mentioned in this paragraph;

3.2.12 If the Lender or its designated person purchases the Borrower’s equity from the Borrower in accordance with the provisions of the Exclusive Purchase Option Agreement, the Borrower shall give priority to repay the loan to the Lender with all such purchase price and pay it to the Lender or the person designated by the Lender in such manner as designated by the Lender; And

3.2.13 Without the Lender’s prior written consent, it shall not supplement, change or modify its Articles of Association in any form, increase or decrease its registered capital, or change its share capital structure in any form.

4          Liability for Breach of Contract

4.1       In case the Borrower materially violates any provisions hereunder, the Lender shall have the right to terminate the Contract and requires the Borrower to pay damages. Article 4.1 of this Contract shall not prejudice any other rights of the Lender under the contract.

4.2       Unless otherwise provided by law, the Borrower has no right to terminate or dissolve the Contract under any circumstances.

4.3       If the Borrower fails to fulfill the repayment obligations within the time limit stipulated in the Contract, it shall pay overdue interest of one ten thousandth of the payable but unpaid amount on a daily basis until the date when the Borrower repays all loan principal, overdue interest and other funds.

5          Notice

5.1       All notices and other communications required or sent under this Contract shall be sent to the following address of the party by hand delivery, registered mail, postage prepaid or commercial express service or fax. Each notice shall also be delivered by e-mail. The date on which such notices are deemed to be served shall be determined as follows:

5.1.1    If the notice is delivered by hand, courier service or registered mail, postage prepaid, the effective delivery date shall be the date of receipt or rejection at the address set as the notice.

5.1.2    If the notice is sent by fax, the date of successful delivery shall be the effective delivery date (evidenced by the automatically generated transmission confirmation information).

5.2       For the purpose of notification, the addresses of the parties are as follows:

Lender: Cloudminds (Shenzhen) Robotics Systems Co., Ltd.

Address:

Recipient:

Telephone:

Fax:

Borrower: Guanghua Yang

Address:

Telephone:

Email:

5.3       Either party may at any time give notice to the other party to change its address for receiving the notice according to the provisions of this article.

6          Responsibility for Confidentiality

Both parties acknowledge and confirm that any oral or written information exchanged by each other in connection with this contract is confidential. Both parties shall keep all such information confidential and shall not disclose any relevant information to any third party without the written consent of the other party, except for the following information: (i) the public knows or will know such information (provided that it is not disclosed to the public without authorization by the party receiving the confidential information); (ii) information required to be disclosed by applicable laws or rules or regulations of any stock exchange; Or (iii) the information required to be disclosed by either party to its shareholders, directors, employees, legal or financial advisors regarding the transactions specified under this Contract, but such shareholders, directors, employees, legal or financial advisors shall also abide by confidentiality obligations similar to these terms. Any disclosure by either party’s shareholder, director, employee or employing organization shall be deemed as the party’s disclosure and shall be liable for breach of contract in accordance with this contract.

7          Applicable Law and Dispute Resolution

7.1       The formation, validity, interpretation, performance, modification and termination of this contract and the settlement of disputes shall be governed by Chinese laws.

7.2       In case of any dispute arising from the interpretation and performance of the Contract, both parties to the Contract shall first negotiate with each other amicably. If the dispute cannot be settled within 30 days after one party sends a written notice to the other party requesting a negotiated settlement, either party may submit the dispute to the China International Economic and Trade Arbitration Commission for arbitration in accordance with its arbitration rules in effect at that time. The arbitration shall be carried out in Beijing. The arbitration award is final and binding on both parties.

7.3       In the event of any dispute arising from the interpretation and performance of the Contract or any dispute being arbitrated, both parties to the Contract shall continue to exercise their other rights and perform their other obligations under the Contract except for the matters in dispute.

8          Miscellaneous

8.1       The Contract shall come into effect as of the date of signing by both parties. The original Loan Agreement shall be automatically terminated when the Contract comes into effect, and the Contract shall expire as of the date when both parties fulfill their respective obligations under the Contract.

8.2       The Contract is made in Chinese in duplicate, the Lender and the Borrower each hold one copy, with the same effect.

8.3       Both parties to this Contract may amend and supplement this Contract through written agreement. The amendment agreement and/or supplementary agreement of both parties to this Contract are an integral part of this Contract and shall have the same legal effect as this Contract.

8.4       If any one or more provisions of this Contract are ruled invalid, illegal or unenforceable in any respect in accordance with any laws or regulations, the validity, legality or enforceability of the remaining provisions of this Contract shall not be affected or damaged in any respect. Both parties shall negotiate in good faith to replace those invalid, illegal or unenforceable provisions with legal permission and the maximum effective provisions expected by both parties. The economic effects of these effective provisions should be as similar as possible to those of those invalid, illegal or unenforceable provisions.

8.5       Annexes (if any) to this Contract are an integral part of this Contract and shall have the same legal effect as this Contract.

8.6       Any obligation arising from or due to this Contract before the expiration or early termination of this Contract shall remain in force after the expiration or early termination of this Contract. The provisions of Articles 4, 6, 7 and 8.6 of this Contract shall continue to be valid after the termination of this Contract.

[REMAINDER OF PAGE IS INTENTIONALLY LEFT BLANK]

In witness whereof, both parties have enabled their authorized representatives to sign this Amended and restated Loan Agreement on the date stated in the first paragraph of this document, which shall take effect immediately.

Lender:

/s/ Cloudminds (Shenzhen) Robotics Systems Co., Ltd.(Seal)

By:	/s/ William Xiao-Qing Huang

Name: William Xiao-Qing Huang

Position: Legal Representative

Borrower:

By:	/s/ Guanghua Yang

Name: Guanghua Yang

Loan Agreement

Signature page of the Amended and Restated Loan Agreement